EXHIBIT 10.1

AMENDMENT
TO
CONVERTIBLE NOTE AGREEMENT

THIS AMENDMENT TO CONVERTIBLE NOTE AGREEMENT (the “Amendment”) is entered into as the 27th day of September, 2010, by and between Neonode, Inc., a Delaware Company (the “Company”), and the entity set forth on the signature page below (the “Investor”).

WHEREAS, the Company and the Investor entered into a Convertible Note Agreement dated as of _______ ___, 2009 (the “Agreement”); and

WHEREAS, pursuant to the Agreement (a) the Investor provided the Company with a convertible loan in amount set forth in Exhibit 1 hereto (the “Convertible Loan”); (b) the Company delivered to the Investor a convertible note in the amount of the Convertible Loan (the “Note”); and (c) the Company issued to the Investor the number of warrants set forth in Exhibit 1 hereto (the “Current Warrants”) to purchase fully-paid and non-assessable restricted shares of common stock of the Company, at a price of $0.04 per share (the “Warrant Shares”); and

WHEREAS, the Company and the Investor wish to amend the terms of the Agreement in accordance with the terms and conditions set forth herein;

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.             Definitions.

All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

2.             The Note.

2.1           Section 1.4 of the Agreement shall be amended such that the Due Date for the Note shall be extended to and including June 30, 2011.

2.2           Exhibit B of the Agreement (the “Note”) shall be amended such that the “Maturity Date” in the exhibit shall be June 30, 2011.

3.             Exercise of Current Warrants.

3.1           Simultaneously with the execution of this Amendment, the Investor shall complete and deliver to the Company a warrant exercise notice/Form of Subscription in the form attached hereto as Exhibit 2, for the exercise of the number of Current Warrants and the purchase of the number of Warrants Shares set forth in Exhibit 1, at a discounted exercise price of $0.035 per share.

3.2           Simultaneously with the execution of this Amendment, the Investor shall deliver to the Company the aggregate warrant exercise price in the amount set forth in Exhibit 1 hereto for the number Warrant Shares being purchased hereunder.

4.             Grant of Replacement Warrants.

Simultaneously with the execution of this Amendment, the Company shall deliver to the Investor a common stock purchase warrant between the Investor and the Company substantially in the form attached hereto as Exhibit 3, providing the Investor with warrants to purchase fully-paid and non-assessable restricted shares of common stock of the Company, at a price of $0.055 per share (the “Replacement Warrants”).  The number of Replacement Warrants shall be equal to the number of Current Warrants being exercised hereunder, as set forth in Exhibit 1 hereto.

5.             Information on the Company

The Investor has been furnished with or has had access at the EDGAR Website of the SEC to the Company's Form 10-K filed on May 21, 2010 for the fiscal year ended December 31, 2009 and the financial statements included therein for the year ended December 31, 2009 together with all subsequent filings made with the SEC available at the EDGAR website ("Reports").  In addition, the Investor may have received in writing from the Company such other information concerning its operations, financial condition and other matters as such Investor has requested in writing, identified thereon as "Other Written Information" and considered all factors such Investor deems material in deciding on entering into this Amendment.

6.             Representations of the Company.

The representations of the Company set forth in Section 5 of the Agreement are restated by the Company and incorporated herein by reference; provided, however, that the Company does not at the present time have sufficient authorized shares of common stock for issuance upon the conversion of all of the Notes and upon the exercise of all of the Current Warrants and Replacement Warrants.  The Company is currently in the process of increasing its authorized shares of common stock from 698,000,000 to 848,000,000 to ensure that the Company has sufficient authorized shares of common stock for issuance upon the conversion of the Notes and the exercise of the Current Warrant and the Replacement Warrants.

7.             Representations of the Investor.

The representations of the Investor set forth in Section 6 of the Agreement are restated by the Investor and incorporated herein by reference.

8.             Miscellaneous.

8.1           Each of the parties hereto shall perform such further acts and execute such further documents as may reasonably be necessary to carry out and give full effect to the provisions of this Amendment and the intentions of the parties as reflected thereby.

8.2           This Amendment shall be governed by and construed according to the laws of the State of New York, without regard to the conflict of laws provisions thereof.  Any action brought by either party against the other concerning the transactions contemplated by this Amendment shall be brought only in the state courts of New York or in the federal courts located in the state and county of New York

8.3           Except as otherwise expressly limited herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

8.4           Except as specifically amended by this Amendment, the Agreement shall remain in full force and effect.  In the event of any inconsistency or conflict between the Agreement and this Amendment, the terms and conditions of this Amendment shall govern and control.  This Amendment, along with the Agreement, constitute the full and entire understanding and agreement between the parties with regard to the subject matters hereof and thereof and supersede any prior agreement, understanding, or contract, written or oral, with respect to the subject matter hereof and thereof.

8.5           No delay or omission to exercise any right, power, or remedy accruing to any party upon any breach or default under this Amendment, shall be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, either under this Amendment or by law or otherwise afforded to any of the parties, shall be cumulative and not alternative.
8.6           If any provision of this Amendment is held by a court of competent jurisdiction to be unenforceable under applicable law, then such provision shall be excluded from this Amendment and the remainder of this Amendment shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms; provided, however, that in such event this Amendment shall be interpreted so as to give effect, to the greatest extent consistent with and permitted by applicable law, to the meaning and intention of the excluded provision as determined by such court of competent jurisdiction.

8.7           This Amendment may be executed in counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute but one and the same instrument

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

The Company	The Investor

Name:	Name:

Title:	Title:

Date:	Date:

List of Exhibits:

Exhibit 1:                      Investor Details
Exhibit 2:                      Form of Subscription – Current Warrants
Exhibit 3:                      Common Stock Purchase Warrant – Replacement Warrants

EXHIBIT 1

INVESTOR DETAILS

Investor Name	Address

Amount of Convertible Loan	Number of Current Warrants	Current Warrants Being Exercised – Warrant Shares Issuable upon Exercise	Current Warrants Discounted Exercise Price	Aggregate Warrant Exercise Price	Number of Replacement Warrants
$0.035 per Share

EXHIBIT 2

FORM OF SUBSCRIPTION – CURRENT WARRANTS

FORM OF SUBSCRIPTION
(to be signed on exercise of Current Warrant)
TO:  NEONODE INC.

The undersigned, pursuant to the provisions set forth in the attached Warrant (No.____), hereby irrevocably elects to purchase:
______________        ________ shares of the Common Stock covered by such Warrant.

The undersigned herewith makes payment of the full purchase price for such shares, at a price per share of $0.035, for a total payment of $___________.  Such payment takes the form of:
________________________U.S. dollars ($__________) in lawful money of the United States.

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to ______________ whose address is __________________________ .

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act"), or pursuant to an exemption from registration under the Securities Act.

Dated:___________________	__________________________ (Signature must conform to name of holder as specified on the face of the Warrant) __________________________ __________________________ (Address)

EXHIBIT 3
COMMON STOCK PURCHASE WARRANT – REPLACEMENT WARRANTS